Exhibit 10.4

ALJ regional holdings, inc.

Common stock PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this “Agreement”) is made as of July 30, 2019 among ALJ Regional Holdings, Inc., a Delaware corporation (the “Corporation”), and each of the investors, severally and not jointly, listed on the Schedule of Purchasers attached hereto as Exhibit A (each of which is herein referred to as a “Purchaser” and collectively as the “Purchasers").

SECTION 1

Authorization and Sale of Securities

1.1Sale of Securities. Subject to the terms and conditions hereof, each Purchaser agrees, severally and not jointly, to purchase at the Closing (as defined below), and the Corporation agrees to issue and sell to each Purchaser at the Closing, (i) the number of shares of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) set forth across such Purchaser’s name on Exhibit A (the “Shares”) and (ii) warrants (the “Warrants”) to purchase the number of shares of Common Stock (the “Warrant Shares”, and together with the Warrants and the Shares, the “Securities”) set forth across such Purchaser’s name on Exhibit A for the aggregate purchase price set forth across such Purchaser’s name on Exhibit A (the “Aggregate Purchase Price”). The Corporation’s agreement with each Purchaser is a separate agreement, and the sale and issuance of the Securities to each Purchaser is a separate sale and issuance.

1.2Closing.  The issuance and sale to, and purchase by, each Purchaser of the Securities pursuant to Section 1.1 hereof shall take place at the offices of Shearman & Sterling LLP, 1460 El Camino Real, 2nd Floor, Menlo Park, CA 94025, on such date and at such time (which date, time and place are designated as the “Closing”) as the consummation of the acquisition contemplated by that certain Membership Interest Purchase Agreement, by and among the Corporation’s wholly owned subsidiary Faneuil Inc. and the sellers party thereto (the “MIPA”), or at such other date, time and place as may be determined by the Corporation; provided, that the Corporation shall provide at least two business days’ notice to the Purchasers of such Closing; provided, further, that the Closing shall in no event be later than August 15, 2019.

1.3Closing Deliverables.  At the Closing, the Corporation shall (i) instruct the transfer agent for the Common Stock to issue to each Purchaser a certificate representing the Shares (the “Share Certificate”), registered in the name of such Purchaser, and (ii) issue to each Purchaser a Warrant, in substantially the form attached hereto as Exhibit B, against payment of such Purchaser’s Aggregate Purchase Price by wire transfer of immediately available funds to an account designated by the Corporation.

1.4 Authorization of Securities.  The Corporation has authorized the sale and issuance of the Securities.  The Common Stock shall have the rights, preferences, privileges and restrictions set forth in the Corporation’s Restated Certificate of Incorporation, as amended.

SECTION 2

Representations and Warranties of the Purchasers

Each Purchaser, independently and not joint and severally, hereby represents and warrants to the Corporation with respect to the purchase of the Securities as follows:

2.1Authorization.  The Purchaser has the corporate or limited liability company power and authority (or in the case of an individual, the capacity) to execute and deliver this Agreement, the Registration Rights Agreement (as defined below) and all other agreements, documents, certificates, and instruments delivered to the Corporation in connection with the transactions contemplated under this Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby.  No other proceedings on the part of the Purchaser are necessary to authorize the execution and delivery by the Purchaser of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby.  This Agreement (and as of the Closing, the Registration Rights Agreement) have been duly executed and delivered by the Purchaser and (assuming due authorization, execution and delivery by the counterparties thereto) each of them constitutes a valid and binding agreement of the Purchaser and is enforceable against the Purchaser in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

2.2Experience; Risk; Accredited Investor.  The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Securities and of protecting its interests in connection herewith.  The Purchaser is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risk of this investment, including complete loss of the investment. The Purchaser is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and it is able to bear the economic risk of an investment in the Corporation's securities.

2.3Investment.  The Purchaser is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof, and has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Purchaser understands that the Securities to be purchased have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.

2.4Restricted Securities; Rule 144.  The Purchaser understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations the Securities may be resold without registration under the Securities Act only in certain limited circumstances.  The Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.  The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

2.5Access to Data.  The Purchaser has had an opportunity to discuss the Corporation’s business, management and financial affairs with the Corporation’s management and the opportunity to review the Corporation’s facilities.  The Purchaser has been given such access to the books and records of the Corporation as is reasonably necessary for the Purchaser to make an informed investment decision.

2.6Legends.  It is understood that each certificate representing the Securities and any securities issued in respect thereof or exchange therefor shall bear a legend in the following form (in addition to any legend required under applicable state securities laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.”

2.7No Disqualification Events.  The Purchaser is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”).

SECTION 3

Representations and Warranties of the Corporation

3.1Authorization.  The Corporation has the corporate power and authority to execute and deliver this Agreement, the Registration Rights Agreement and all other agreements, documents, certificates, and instruments delivered to the Purchasers in connection with the transactions contemplated under this Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby.  No other corporate proceedings on the part of the Corporation are necessary to authorize the execution and delivery by the Corporation of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby.  This Agreement (and as of the Closing, the Registration Rights

Agreement) has been duly executed and delivered by the Corporation and (assuming due authorization, execution and delivery by the counterparties thereto) each of them constitutes a valid and binding agreement of the Corporation and is enforceable against the Corporation in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

3.2Noncontravention.  The execution and delivery by the Corporation of this Agreement and the Registration Rights Agreement do not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof by the Corporation will not, conflict with or result in any material breach of the terms, conditions, or provisions of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation, or acceleration of any obligation, or result in the creation of any lien upon any of the properties or assets of the Corporation under (a) any material contract of the Corporation, (b) any provision of the certificate of incorporation or bylaws of the Corporation, or (c) any law applicable to the Corporation or its properties or assets.

3.3Capitalization.  The Securities, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable, and will be issued in compliance with all applicable federal and state laws.  There are no preemptive rights with respect to the Securities, and none of the securities issued by the Corporation have been issued in violation of any preemptive or similar rights.  The Securities, when issued to Purchaser, will be free and clear of any liens, security interests, encumbrances or pledges.

3.4SEC Filings; Financial Statements.

(a)The Corporation has filed all forms, reports and documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) since May 10, 2016 (collectively, the “SEC Reports”).  The SEC Reports (i) complied in all material respects as to form with the requirements of the Securities Act, or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(b)Each of the consolidated financial statements contained in the SEC Reports present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Corporation and its subsidiaries as of such dates and for the periods then ended, except as otherwise noted therein.  There have been no material adverse changes to the Corporation since its last Quarterly Report on Form 10-Q filed with the SEC.

3.5Brokerage.  There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Corporation or for which the Corporation may otherwise be liable.

3.6No Disqualification Events.  None of the Corporation, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Corporation participating in the offering, any beneficial owner of 20% or more of the Corporation’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Corporation in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any Disqualification Event. The Corporation has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

3.7Aggregate Proceeds.  The Aggregate Purchase Price for all Securities issued and sold to the Purchasers hereunder shall be at least $7,000,000.

SECTION 4

Conditions to the Purchasers’ Obligations at Closing

The obligations of each Purchaser under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

4.1

Representations and Warranties.  The representations and warranties of the Corporation in Section 3 of this Agreement shall be true and correct as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2

Performance.  The Corporation shall have delivered (or caused the transfer agent to deliver) the Share Certificate and all other covenants, agreements and conditions contained in this Agreement to be performed by the Corporation on or prior to the Closing shall have been performed or complied with by the Corporation in all material respects as of the Closing.

4.3	Compliance Certificate. An officer of the Corporation shall have delivered to the Purchaser a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.
4.4

Registration Rights Agreement.  The Corporation shall have executed and delivered to the Purchaser the Registration Rights Agreement in substantially the form set forth as Exhibit C hereto (the “Registration Rights Agreement”).

4.5

Permits, Qualifications and Consents.  All authorizations, approvals, consents or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

4.6

Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser, and the Purchaser shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

SECTION 5

Conditions to the Corporation’s Obligations at Closing

The obligations of the Corporation to each Purchaser under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

5.1

Representations and Warranties.  The representations and warranties of the Purchaser in Section 2 of this Agreement shall be true and correct as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of the Closing.

5.2

Compliance Certificate.  An officer of the Purchaser (or, in the case of an individual, the Purchaser) shall have delivered to the Corporation a certificate certifying that the condition specified in Section 5.1 has been fulfilled.

5.3	Payment of Aggregate Purchase Price. The Purchaser shall have delivered to the Corporation the Aggregate Purchase Price as specified in Section 1 of this Agreement.
5.4	Registration Rights Agreement. The Purchaser shall have executed and delivered to the Corporation the Registration Rights Agreement.
5.5

Permits, Qualifications and Consents.  All authorizations, approvals, consents or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

SECTION 6

Termination

6.1	Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to Closing:
(a)	by mutual written agreement of the Corporation and a Purchaser; or
(b)

by either the Corporation or a Purchaser by written notice to the other party if the Closing shall not have occurred by August 15, 2019 (the “Outside Date”), provided that the party seeking to terminate this Agreement pursuant to this Section 6.1(b) shall not have breached in any material respect its obligations under this Agreement in any manner that shall have been the primary cause of the failure of the Closing to occur on or before the Outside Date.

SECTION 7

Miscellaneous

7.1Governing Law.  This Agreement shall be governed in all respects by the laws of the State of Delaware as applied to contracts made and to be fully performed entirely within such State between residents of such State.  All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of any court within Wilmington, Delaware and the parties consent to the personal and exclusive jurisdiction and venue of such courts.

7.2Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

7.3Entire Agreement; Amendment.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.  Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by a Purchaser and the Corporation.

7.4California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 or 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

7.5Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

7.6Notices.  All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given:  (a) on the date of service if served personally on the party to whom notice is to be given; (b) on the day of transmission if sent via facsimile transmission to the facsimile number given below and telephonic confirmation of receipt is obtained promptly after completion of transmission; (c) on the business day after deposit to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service, to the party as follows; or (d) upon delivery if sent by electronic mail.

If to the Corporation:	ALJ Regional Holdings, Inc. Attn: Executive Chairman 244 Madison Avenue

PMB #358

New York, New York 10016

With a copy (which shall not constitute notice) to:

Shearman & Sterling LLP
Attention: Christopher M. Forrester
1460 El Camino Real, 2nd Floor

Menlo Park, CA  94025

Facsimile: (650) 838-3699

If to Purchaser:	Such Purchaser’s address as set forth beneath its signature or its name on Exhibit A hereto.

***

The foregoing Common Stock Purchase Agreement is hereby executed as of the date first set forth above.

ALJ REGIONAL HOLDINGS, INC.

A Delaware corporation

By: /s/ Brian Hartman              .

Name: Brian Hartman

Title:   CFO

[Signature Page to Common Stock Purchase Agreement]

The foregoing Common Stock Purchase Agreement is hereby executed as of the date first set forth above.

Jess M Ravich Defined Benefit Pension Plan & Trust DTD 12/27/02

By: /s/ Jess Ravich                         .

Name: Jess Ravich

Title: Trustee

[Signature Page to Common Stock Purchase Agreement]

The foregoing Common Stock Purchase Agreement is hereby executed as of the date first set forth above.

Libra Securities Holdings, LLC

By:  /s/ Jess Ravich                         .

Name: Jess Ravich

Title: CEO

[Signature Page to Common Stock Purchase Agreement]

The foregoing Common Stock Purchase Agreement is hereby executed as of the date first set forth above.

Pensco Trust Co Custodian FBO William Montgomery ROTH IRA

By: /s/ William Montgomery      .

Name: William Montgomery

[Signature Page to Common Stock Purchase Agreement]

The foregoing Common Stock Purchase Agreement is hereby executed as of the date first set forth above.

Great Elm Opportunities Fund I, LP

By:  /s/ Adam Kleinman       .

Name: Adam Kleinman

Title: Authorized Signatory

[Signature Page to Common Stock Purchase Agreement]

The foregoing Common Stock Purchase Agreement is hereby executed as of the date first set forth above.

Jeffrey Benjamin 2012 Family Trust

By: /s/ Claudia Slacik                    .

Name: Claudia Slacik

Title: Trustee

[Signature Page to Common Stock Purchase Agreement]

The foregoing Common Stock Purchase Agreement is hereby executed as of the date first set forth above.

Hectogon Fund L.P.

By: /s/ Daniel Harmetz                .

Name: Daniel Harmetz

Title: Managing GP

[Signature Page to Common Stock Purchase Agreement]

The foregoing Common Stock Purchase Agreement is hereby executed as of the date first set forth above.

General Management Holdings LLC

By: /s/ Taylor Harmeling                     .

Name: Taylor Harmeling

Title: Manager

[Signature Page to Common Stock Purchase Agreement]

The foregoing Common Stock Purchase Agreement is hereby executed as of the date first set forth above.

Anna Mary Van Buren Trust Agreement Dated September 14, 2012

By:   /s/ Anna Van Buren           .

Name: Anna Van Buren

Title: Trustee

[Signature Page to Common Stock Purchase Agreement]

The foregoing Common Stock Purchase Agreement is hereby executed as of the date first set forth above.

David Chih-Wen Wang and Claudia Wang, Trustees of the Wang Family Trust, u/d/o December 31, 2013

By:  /s/ David Wang                          .

Name: David Want

Title: Trustee

[Signature Page to Common Stock Purchase Agreement]

The foregoing Common Stock Purchase Agreement is hereby executed as of the date first set forth above.

Coster Revocable Trust Dated August 18, 2015

By: /s/ Michael Coster                             .

Name: Michael Coster

Title: Trustee

[Signature Page to Common Stock Purchase Agreement]

EXHIBIT A

Name	Shares	Warrants	Aggregate Purchase Price
Jess M Ravich Defined Benefit Pension Plan & Trust DTD 12/27/02	600,000	199,800	$ 1,080,000
Libra Securities Holdings, LLC	960,000	319,680	$ 1,728,000
Pensco Trust Co Custodian FBO William Montgomery ROTH IRA	782,000	260,406	$ 1,407,600
Great Elm Opportunities Fund I, LP	555,555	185,000	$ 999,999
Jeffrey Benjamin 2012 Family Trust	416,555	138,713	$ 749,799
Hectogon Fund L.P.	194,444	64,750	$ 349,999
General Management Holdings LLC	275,555	91,760	$ 495,999
Anna Mary Van Buren Trust Agreement Dated September 14, 2012	55,555	18,500	$ 99,999
David Chih-Wen Wang and Claudia Wang, Trustees of the Wang Family Trust, u/d/o December 31, 2013	27,600	9,191	$ 49,680
Coster Revocable Trust Dated August 18, 2015	27,600	9,191	$ 49,680
Total	3,894,864	1,296,991	$ 7,010,755

EXHIBIT B

Form of warrant

Exhibit C

Form of Registration Rights Agreement